UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
THE CHARLES SCHWAB FAMILY OF FUNDS
SCHWAB CAPITAL TRUST
SCHWAB INVESTMENTS
SCHWAB ANNUITY PORTFOLIOS

(Name of Registrant as Specified In Its Charter)

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Shareholder Proxy

IMPORTANT INFORMATION
What are shareholders voting on?
Why am I being asked to elect trustees?
How do I vote?
Does my vote make a difference?
Whom do I call if I have questions?
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS THE CHARLES SCHWAB FAMILY OF FUNDS SCHWAB INVESTMENTS SCHWAB CAPITAL TRUST
PROXY STATEMENT
PROPOSAL -- ELECTION OF TRUSTEES
Reasons for Electing Trustees
Recommendation to Elect Trustees
CORPORATE GOVERNANCE INFORMATION
Board of Trustees and Board Committees
Evaluating and Nominating Candidates for Trustee
Compensation of Trustees
Ownership of Fund Securities
Officers of the Funds
AUDITOR SELECTION AND FEES
Audit Fees
Audit-Related Fees
Tax Fees
All Other Fees
Pre-Approval Policies and Procedures
Non-Audit Services
INFORMATION ABOUT THE PROXY AND SPECIAL MEETING
Quorum Requirement
Votes Required to Elect Trustees
Voting Rights
Revoking a Proxy
Signing a Proxy Without Specifying Voting Instructions
Unvoted Shares
Other Business
Proxy Solicitation
Shareholder Proposals
Householding
Reports to Shareholders
IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2009
INFORMATION REGARDING THE SCHWAB FUNDS
Investment Adviser and Administrator
Investment Sub-Advisers
Custodians
Distributor
Record or Beneficial Ownership
APPENDIX A
APPENDIX B
PURPOSE
COMPOSITION AND MEMBERSHIP
AUTHORITY
MEETINGS
RESPONSIBILITIES
Appendix C

Dear Fellow Shareholders,

All Schwab Funds will hold a Special Meeting of Shareholders on December 14, 2009 at 8:30 a.m., Pacific Time. Please read the enclosed material and vote your shares.

Shareholders of all funds are being asked to elect trustees. The trustees of the Schwab Funds believe this proposal is in the best interests of the shareholders, and we recommend a vote FOR each of the nominees.

No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs — which are paid for by the funds and their shareholders — and will also mean that you can avoid receiving follow-up phone calls or mailings.

Thank you for your attention to this important matter.

Sincerely,

CHARLES R. SCHWAB
CHAIRMAN

i

IMPORTANT INFORMATION

What are shareholders voting on?

The Board of Trustees is asking you to vote on the election of nine members to the Boards of Trustees of The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust.

Why am I being asked to elect trustees?

We propose to elect the same nine trustees to all the trusts in the Schwab Funds as well as the Laudus Funds, which are also advised by Charles Schwab Investment Management, Inc. By having this election, we will be able to consolidate board oversight of all of the funds in the Schwab Funds and Laudus Funds and manage them more efficiently. As described in the proxy statement, federal law also requires us, under certain circumstances, to obtain shareholder approval of the election of trustees. Having a shareholder election at this time will help us to meet these legal requirements in 2010 and beyond.

How do I vote?

You may vote in one of the following ways:

•	by internet, by going to www.proxyvote.com and following the instructions,

•	by telephone, by calling the toll-free number listed on your proxy card and following the instructions, or

•	by mail, by signing and returning the enclosed proxy card in the enclosed business reply envelope.

We encourage you to vote by internet or telephone, as those methods cost the funds less money to process than by mail.

Does my vote make a difference?

Yes. Even if you have very few shares, you help the funds receive enough votes to act on the proposal by casting your vote as soon as possible. By voting early, you help the funds avoid the expense of sending additional mailings to try to get shareholders to cast more votes — a process that is costly to the funds and to you as a shareholder.

Whom do I call if I have questions?

We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting. Please call (800) 967-5079 Monday through Friday between 5:00 a.m. and 6:00 p.m. (Pacific Time) or Saturday 8:00 a.m. - 2:00 p.m. (Pacific Time).

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
THE CHARLES SCHWAB FAMILY OF FUNDS
SCHWAB INVESTMENTS
SCHWAB CAPITAL TRUST

A special meeting of shareholders of all funds in The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust (the “Trusts”) will be held at 211 Main Street, San Francisco, California on December 14, 2009, beginning at 8:30 a.m. Pacific Time.

The purpose of the meeting will be to conduct the following items of business:

•	Elect nine trustees to serve on the Boards of Trustees for the Trusts, and

•	Consider any other business properly coming before the meeting.

Shareholders who owned shares in any fund in the Trusts as of the close of business on September 21, 2009 are entitled to attend and vote at the meeting in connection with such Trust and any adjournment or postponement of the meeting.

By order of the Board of Trustees,

Randall W. Merk
President

iii

PROXY STATEMENT

THE CHARLES SCHWAB FAMILY OF FUNDS
SCHWAB INVESTMENTS
SCHWAB CAPITAL TRUST

The Boards of Trustees (the “Board” or “Board of Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust (the “Trusts”) are sending these proxy materials to shareholders of each mutual fund in the Trusts (the “Funds”) (the Trusts, together with Schwab Annuity Portfolios, are referred to as the “Schwab Funds”). The Board of Trustees is soliciting proxies in connection with the special meeting of shareholders scheduled on December 14, 2009 at 8:30 a.m., Pacific Time. The meeting will be conducted at our principal executive offices at 211 Main Street, San Francisco, California 94105. These proxy materials are being mailed to shareholders on or about October 30, 2009.

The Board of Trustees has fixed the record date as of the close of business on September 21, 2009. If you were a shareholder of the Funds at the close of business on the record date, you are entitled to notice of, and to vote at, the meeting. If you have any questions about attending the meeting in person, please call (415) 667-0780. A list of the Funds and the number of issued and outstanding shares of the Trusts and the Funds entitled to vote is contained in a chart in Appendix A.

PROPOSAL — ELECTION OF TRUSTEES

Shareholders of all of the Funds in the Trusts are being asked to vote on the election of trustees.

Proposal Summary	Funds Voting on the Proposal

Election of nine trustees to each of the following Trusts: The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust.	Each Fund in The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust will vote together with all other Funds of such Trust on the proposal. A list of the Funds is contained in Appendix A.

Reasons for Electing Trustees

While the Board of Trustees may fill vacancies, it may only do so if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Currently, the Board of Trustees meets this requirement, because six of the nine trustees have been elected by shareholders. However, if one or more trustees who have previously been elected by shareholders retired or left the board, we would not be able to appoint a new trustee without a shareholder vote. In addition, the Board of Trustees has determined that it would be more efficient if the same trustees oversaw the Laudus Funds, a group of mutual funds that are also advised by Charles Schwab Investment Management, Inc. (“CSIM”) (the trusts in the Laudus Funds are the Laudus Trust and Laudus Institutional Trust, and together with the Schwab Funds are referred to as the “Fund Complex”). Consolidation of board oversight of the Schwab Funds and the Laudus Funds will result in conservation of management and trustee resources, as both fund groups share certain complex-wide administrative, legal, compliance, marketing and other functions, and the Board has determined that a single group of trustees overseeing both groups of funds would provide certain efficiencies and benefits to shareholders of the funds. While two trustees (Ms. Byerwalter and Mr. Hasler) currently serve on the board of trustees of the Laudus Funds, the Laudus Funds are not able to appoint the same trustees as the Schwab Funds without a shareholder vote. The Laudus Funds will be holding a shareholder meeting to elect the trustees of the Schwab Funds to their board. Conducting shareholder votes for both complexes now will expedite the benefits of a single board overseeing both fund groups, and will help us make sure that we meet the election requirements described above in 2010 and beyond.

Recommendation to Elect Trustees

We recommend that you vote for the election of each of the nine nominees listed below. All of the nominees currently serve as trustees for the Funds and will continue to do so if elected (a list of the Funds is contained in Appendix A). Ms. Byerwalter, Mr. Hasler, Mr. Schwab, Mr. Smith, Mr. Stephens and Mr. Wilsey have previously been elected to the Board of Trustees and are nominated for re-election. Mr. Bettinger, Mr. Cogan, and Mr. Wender were previously appointed by the Board of Trustees to serve as trustees for all of the Funds, but they have not yet been elected by shareholders and are nominated for election. Independent trustees recommended Messrs. Cogan and Wender to the Governance Committee for consideration as independent trustees. The Chairman recommended Mr. Bettinger to the Governance Committee for consideration as an interested trustee. The Governance Committee recommended the appointment of Messrs. Cogan, Wender and Bettinger to the Board of Trustees. Each nominee has consented to serve as a trustee for the Funds if elected and will serve until the earlier of the next election of trustees or until his or her retirement, resignation or removal. The mailing address for each trustee is c/o Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, California 94105. Biographical information with respect to each nominee is contained below.

Name, Year of Birth, and
Position(s) with the Trusts;		Number of Portfolios in
(Term of Office and Length of	Principal Occupations	Fund Complex Overseen	Other Directorships
Time Served(1))	During the Past Five Years	by the Trustee	Held by Trustee

Interested Trustees(2)

Charles R. Schwab 1937 Chairman and Trustee (Chairman and Trustee since: 1989 — The Charles Schwab Family of Funds 1991 — Schwab Investments 1993 — Schwab Capital Trust
Founded Charles Schwab & Co., Inc., principal underwriter to the Funds, in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation.

Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings, Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank.

Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Corporation, and United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and Charles Schwab & Co., Inc.
		66	None.

Name, Year of Birth, and
Position(s) with the Trusts;		Number of Portfolios in
(Term of Office and Length of	Principal Occupations	Fund Complex Overseen	Other Directorships
Time Served(1))	During the Past Five Years	by the Trustee	Held by Trustee

Walter W. Bettinger II 1960 Trustee (Trustee of each Trust since 2008)
As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank.

Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.

From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.
		66	None.

Independent Trustees(3)

Mariann Byerwalter 1960 Trustee (Trustee of each Trust since 2000)	Chairman of JDN Corporate Advisory LLC.	79	Board 1 — Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of each Trust since 2008)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1 — Director, Gilead Sciences, Inc. Board 2 — Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of each Trust since 2000)	Dean Emeritus, Haas School of Business, University of California, Berkeley; Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals); Prior to August 1998, Dean of the Haas School of Business, University of California, Berkeley (higher education).	79	Board 1 — Director, Mission West Properties. Board 2 — Director, TOUSA. Board 3 — Director, Harris-Stratex Networks. Board 4 — Director, Globalstar, Inc. Board 5 — Director, Ditech Networks Corp.

Name, Year of Birth, and
Position(s) with the Trusts;		Number of Portfolios in
(Term of Office and Length of	Principal Occupations	Fund Complex Overseen	Other Directorships
Time Served(1))	During the Past Five Years	by the Trustee	Held by Trustee

Gerald B. Smith 1950 Trustee (Trustee of each Trust since 2000)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisers).	66	Board 1 — Lead Independent Director, Board of Cooper Industries. Board 2 — Director and Chairman of the Audit Committee of Oneok Partners, L.P. Board 3 — Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee since: 1989 — The Charles Schwab Family of Funds 1991 — Schwab Investments 1993 — Schwab Capital Trust)	Managing Partner, D.R. Stephens & Company (investments); Prior to 1996, Chairman and Chief Executive Officer of North American Trust (real estate investment trust).	66	None.

Joseph H. Wender 1944 Trustee (Trustee of each Trust since 2008)	Senior Consultant, Goldman Sachs & Co., Inc. 2008 — present; Senior Director, Chairman of the Finance Committee, GSC Group (investments), until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	66	Board 1 — Director and Chairman of the Audit Committee, Isis Pharmaceuticals.

Michael W. Wilsey 1943 Trustee (Trustee since: 1989 — The Charles Schwab Family of Funds 1991 — Schwab Investments 1993 — Schwab Capital Trust)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None.

(1)	Trustees remain in office until they resign, retire or are removed by shareholder vote.

(2)	Mr. Schwab and Mr. Bettinger are “interested trustees” because they are employees of Charles Schwab & Co., Inc. (“Schwab”), which is an affiliated company of CSIM, the Funds’ investment adviser. Schwab and CSIM are direct or indirect subsidiaries of The Charles Schwab Corporation (“CSC”), a publicly-traded company in which Mr. Schwab and Mr. Bettinger own stock.

(3)	The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 (Messrs. Stephens and Wilsey) are scheduled to retire on December 31, 2010.

CORPORATE GOVERNANCE INFORMATION

Board of Trustees and Board Committees

The authorized number of trustees of each Trust is currently nine and the Trusts have nine trustees. There are nine nominees for election to the Board of Trustees of the Trusts at the special meeting.

Each Trust has an Audit and Compliance Committee, an Investment Oversight Committee, a Marketing, Distribution and Shareholder Servicing Committee, and a Governance Committee. Each of these committees is composed entirely of “independent trustees.” A table showing the frequency of Board and committee meetings is contained below.

The Audit and Compliance Committee reviews the integrity of the Trusts’ financial reporting processes and compliance policies, procedures and processes, and each Trust’s overall system of internal controls. The Audit and Compliance Committee reviews and evaluates the qualifications, independence and performance of the Trusts’ independent auditors. This committee is comprised of at least three independent trustees and currently has the following members: William A. Hasler (Chairman), Mariann Byerwalter and John F. Cogan. The Board has determined that Mr. Hasler and Ms. Byerwalter are audit committee financial experts under applicable Securities and Exchange Commission definitions.

The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. This committee is comprised of at least three independent trustees and currently has the following members: Michael W. Wilsey (Chairman), Mariann Byerwalter, John F. Cogan, and William A. Hasler. A copy of the Governance Committee charter is contained in Appendix B to this proxy statement.

The Investment Oversight Committee reviews the investment activities of each Trust and the performance of the Funds’ investment advisers and sub-advisers. This committee is comprised of at least three trustees (two-thirds of whom shall be independent trustees) and currently has the following members: Gerald B. Smith (Chairman), Donald R. Stephens, Joseph H. Wender, and Michael W. Wilsey.

The Marketing, Distribution and Shareholder Servicing Committee reviews matters relating to the marketing of the Funds’ shares; oversees the quality and cost of shareholder services provided to the Trusts and their shareholders pursuant to the shareholder servicing and/or administrative service plans; oversees the Trusts’ distribution-related arrangements, including the distribution-related services provided to the Trusts and their shareholders; and reviews new products and changes to existing products. This committee is comprised of at least two trustees (two-thirds of whom shall be independent trustees) and currently has the following members: Donald R. Stephens (Chairman), Gerald B. Smith, and Joseph H. Wender.

The Board of Trustees, the Audit and Compliance Committee, the Investment Oversight Committee, the Marketing, Distribution and Shareholder Servicing Committee, and the Governance Committee held the number of meetings during the last fiscal year of the Trusts as set forth in the chart below. Each trustee attended at least 75% of all Board and applicable committee meetings of the Trusts during each Trust’s most recent fiscal year, with the exception of Mr. Bettinger, who attended less than 75% of the Board meetings for The Charles Schwab Family of Funds, and Mr. Schwab, who attended less than 75% of the Board meetings for the Trusts. The Trusts do not hold annual meetings of shareholders and do not have a policy with regard to the attendance of trustees at such meetings.

Trust	Fiscal Year End	Board/Committee	Meetings

The Charles Schwab Family of Funds	12/31/08	Board of Trustees Audit and Compliance Investment Oversight Marketing, Distribution and Shareholder Servicing Governance	11 4 4 4 3

Schwab Investments	8/31/09	Board of Trustees Audit and Compliance Investment Oversight Marketing, Distribution and Shareholder Servicing Governance	7 4 5 4 3

Schwab Capital Trust	10/31/08	Board of Trustees Audit and Compliance Investment Oversight Marketing, Distribution and Shareholder Servicing Governance	9 4 4 4 3

Evaluating and Nominating Candidates for Trustee

In the event a vacancy exists on the Board, or a vacancy is anticipated, the Governance Committee of the Board shall consider whether it is in the best interests of the Trusts and their shareholders to nominate a disinterested person or an interested person to fill the vacancy. The Governance Committee may consider candidates recommended by members of the Committee, other independent trustees of the Board, or members of the Board who are interested persons of the Trusts. The Committee also may consider candidates recommended by a search firm engaged by the Committee, if the Committee chooses to engage a search firm. If the Committee determines that it is in the best interests of the Trusts and their shareholders to nominate a person who is not an interested person of the Trusts, only those trustees who are not interested persons may be involved in the selection and nomination of candidates for that position.

The Governance Committee, when evaluating candidates for trustee, seeks the following, minimum qualifications:

•	the ability to work together with other trustees, with full and open discussion and debate as an effective group,

•	current knowledge and experience in the Trusts’ business or operations, or contacts in the community in which the Trusts do business and in the industries relevant to the Trusts’ business, or substantial business, financial or industry-related experience, and

•	the willingness and ability to devote adequate time to the Trusts’ business.

The Committee also considers the following qualities and skills when making its determination whether a nominee is qualified:

•	relationships that may affect the independence of the trustee or conflicts of interest that may affect the trustee’s ability to discharge his or her duties,

•	diversity of experience and background, including the need for financial, business, academic, public or other expertise on the Board or Board committees, and

•	the fit of the individual’s skills and experience with those of the other trustees and potential trustees in comparison to the needs of the Trusts.

When evaluating a candidate for nomination, the Committee does not assign specific weight to any of these factors nor does the Committee believe that all of the criteria necessarily apply to every candidate.

The Governance Committee does not have a policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trusts to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in accordance with the qualifications set forth above.

If you wish to communicate with the Board of Trustees or with the independent trustees of the Trusts, you may send your communication in writing to the Secretary of the Trusts, 211 Main Street, San Francisco, California 94105. You must include your name and address in the written communication and indicate whether you are a shareholder of the Funds. The Secretary will compile all communications, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate trustee or trustees. The Secretary will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department for resolution. In such cases, the Secretary will retain a copy of such communications for review by any trustee upon his or her request.

Compensation of Trustees

The interested trustees (Mr. Schwab and Mr. Bettinger) receive no compensation from the Funds for their service as trustees.

Independent trustees receive compensation for their service, which is broken out proportionally to each Fund based on a combination of the number of funds and the net assets of the funds included in the Schwab Funds. Each independent trustee currently receives the following compensation on an aggregate basis from the Schwab Funds:

•	a quarterly retainer of $37,375,

•	$8,944 for each regular meeting of the Board of Trustees,

•	$4,472 for each regular meeting of the Audit and Compliance Committee, Investment Oversight Committee, Marketing, Distribution and Shareholder Servicing Committee, and Governance Committee,

•	$2,000 for each special Board or committee meeting less than two hours,

•	$4,000 for each special Board or committee meeting of more than two hours, and

•	$4,000 per day in connection with preparation for and attendance at special appearances as determined by the trustees and $2,000 per day in connection with travel related to special appearances (the trustees received no compensation in each of the Trust’s prior fiscal year for special appearances).

Trustees are reimbursed reasonable out-of-pocket expenses for attending Board and committee meetings.

The compensation paid to the independent trustees is shown in the following table. The Trusts do not offer pension or retirement benefits accrued as part of fund expenses, and so there is no column included for pension or retirement benefits in this table.

				Total
	Aggregate Compensation from Trust			Compensation from
	The Charles Schwab	Schwab	Schwab Capital	Trusts and the
Name of Independent Trustee	Family of Funds(1)	Investments(2)	Trust(3)	Fund Complex(4)

Mariann Byerwalter	$129,895	$30,542	$64,462	$295,000
John F. Cogan	$130,978	$21,243	$50,673	$242,000
William A. Hasler	$130,978	$30,809	$64,999	$297,000
Gerald B. Smith	$130,978	$29,132	$63,065	$242,000
Donald R. Stephens	$130,978	$35,169	$65,373	$242,000
Joseph H. Wender	$130,978	$21,253	$50,673	$242,000
Michael W. Wilsey	$130,978	$30,580	$64,999	$242,000

(1)	Fiscal year end reported for Funds in The Charles Schwab Family of Funds is December 31, 2008.

(2)	Fiscal year end reported for Funds in Schwab Investments is August 31, 2009, except for Schwab Global Real Estate Fund (February 28, 2009) and Schwab 1000 Index Fund (October 31, 2008).

(3)	Fiscal year end reported for Funds in Schwab Capital Trust is October 31, 2008, except for Schwab Monthly Income Fund — Moderate Payout, Schwab Monthly Income Fund — Enhanced Payout and Schwab Monthly Income Fund — Maximum Payout (December 31, 2008).

(4)	The total reported in this column is for the calendar year ended December 31, 2008. Because the fiscal year ends reported in the prior columns may be different, the total in this column may be different than the sum of the prior columns. For all trustees, this column includes compensation for their service on the boards of trustees of the Schwab Funds. In the case of Mr. Hasler and Ms. Byerwalter, this column also includes compensation received for their service on the boards of trustees of the Laudus Funds.

Ownership of Fund Securities

The following table shows the dollar range of equity securities beneficially owned by each trustee in each fund in The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust and the aggregate dollar range of equity securities owned by each trustee in the Family of Investment Companies as of September 15, 2009. The “Family of Investment Companies” referred to in this table includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.

	Dollar Range of Trustee Ownership				Aggregate Dollar
	of Each Fund in The Charles Schwab Family of Funds				Range of Trustee
	Schwab	Schwab	Schwab	Schwab	Ownership in the
	Money Market	Government	U.S. Treasury	Investor	Family of Investment
Name of Trustee	Fundtm	Money Fundtm	Money Fundtm	Money Fund®	Companies

Interested Trustees
Charles R. Schwab	Over $100,000	$10,001-$50,000	Over $100,000	None	Over $100,000
Walter W. Bettinger II	None	$1-$10,000	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	$10,001-$50,000	None	None	None	$50,001-$100,000
William A. Hasler	None	$1-$10,000	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	Over $100,000
Donald R. Stephens	$10,001-$50,000	None	None	None	Over $100,000
Michael W. Wilsey	None	None	Over $100,000	None	Over $100,000
John F. Cogan	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None

Dollar Range of Trustee Ownership
	of Each Fund in The Charles Schwab Family of Funds				Aggregate Dollar
		Schwab			Range of Trustee
	Schwab	Retirement	Schwab		Ownership in the
	Value Advantage	Advantage	Advisor	Schwab	Family of Investment
Name of Trustee	Money Fund®	Money Fund®	Cash Reserves®	Cash Reservestm	Companies

Interested Trustees
Charles R. Schwab	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000
Walter W. Bettinger II	None	None	None	$50,001-$100,000	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	$50,001-$100,000
William A. Hasler	$1-$10,000	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	Over $100,000	Over $100,000
Donald R. Stephens	None	None	None	Over $100,000	Over $100,000
Michael W. Wilsey	None	None	None	None	Over $100,000
John F. Cogan	Over $100,000	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None

Dollar Range of Trustee Ownership
	of Each Fund in The Charles Schwab Family of Funds				Aggregate Dollar
		Schwab	Schwab	Schwab	Range of Trustee
	Schwab	California	New York	New Jersey	Ownership in the
	Municipal	Municipal	AMT Tax-Free	AMT Tax-Free	Family of Investment
Name of Trustee	Money Fundtm	Money Fundtm	Money Fundtm	Money Fundtm	Companies

Interested Trustees
Charles R. Schwab	None	Over $100,000	None	None	Over $100,000
Walter W. Bettinger II	$50,001-$100,000	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	$50,001-$100,000
William A. Hasler	None	None	None	None	Over $100,000
Gerald B. Smith	Over $100,000	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None

Dollar Range of Trustee Ownership
	of Each Fund in The Charles Schwab Family of Funds				Aggregate Dollar
	Schwab		Schwab	Schwab	Range of Trustee
	Pennsylvania	Schwab	Massachusetts	California	Ownership in the
	Municipal	AMT Tax-Free	AMT Tax-Free	AMT Tax-Free	Family of Investment
Name of Trustee	Money Fundtm	Money Fundtm	Money Fundtm	Money Fundtm	Companies

Interested Trustees
Charles R. Schwab	None	None	None	$10,001-$50,000	Over $100,000
Walter W. Bettinger II	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	$50,001-$100,000
William A. Hasler	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None

Dollar Range of Trustee Ownership
of Each Fund in Schwab Investments
	Schwab						Aggregate Dollar
	Short-	Schwab			Schwab		Range of Trustee
	Term	Total Bond	Schwab	Schwab	Inflation	Schwab	Ownership in the
	Bond	Market	YieldPlus	GNMA	Protected	Premier	Family of Investment
Name of Trustee	Fund	Fund	Fund	Fund	Fund	Income Fund	Companies

Interested Trustees
Charles R. Schwab	None	None	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000
Walt Bettinger	None	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	$10,001- $50,000
William A. Hasler	None	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None

Dollar Range of Trustee Ownership
of each Fund in Schwab Investments
						Schwab	Aggregate Dollar
		Schwab		Schwab	Schwab Tax-	California	Range of Trustee
	Schwab	1000	Schwab Tax-	California	Free	Tax-Free	Ownership in the
	Global Real	Index	Free Bond	Tax-Free	YieldPlus	YieldPlus	Family of Investment
Name of Trustee	Estate Fund	Fund	Fund	Bond Fund	Fund	Fund	Companies

Interested Trustees
Charles R. Schwab	Over $100,000	Over $100,000	None	None	Over $100,000	Over $100,000	Over $100,000
Walt Bettinger	None	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	$10,001- $50,000	None	None	None	None	$10,001- $50,000
William A. Hasler	None	$50,000- $100,000	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None

Dollar Range of Trustee Ownership
of Each Fund in Schwab Capital Trust
	Schwab				Schwab				Aggregate Dollar
	Large-	Schwab	Schwab	Schwab	Small-	Schwab	Schwab	Schwab	Range of Trustee
	Cap	Premier	Core	Dividend	Cap	Hedged	Financial	Health	Ownership in the
	Growth	Equity	Equity	Equity	Equity	Equity	Services	Care	Family of Investment
Name of Trustee	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Companies

Interested Trustees
Charles R. Schwab	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	None	None	Over $100,000
Walt Bettinger	$1- $10,000	$1- $10,000	$1- $10,000	$1- $10,000	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	None	None	$50,001- $100,000
William Hasler	$50,001 $100,000	None	None	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	$10,001- $50,000	None	None	$1- $10,000	$10,001- $50,000	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	None	None	None	None	Over $100,000
Michael W. Wilsey	None	$50,001- $100,000	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None	None	None

Dollar Range of Trustee Ownership
of Each Fund in Schwab Capital Trust
			Schwab				Aggregate Dollar
		Schwab	Total Stock	Schwab	Schwab	Schwab	Range of Trustee
	Schwab	Small-	Market	International	MarketTrack	MarketTrack	Ownership in the
	S&P 500	Cap Index	Index	Index	All Equity	Growth	Family of Investment
Name of Trustee	Fund	Fund	Fund	Fund	Portfolio	Portfolio	Companies

Interested Trustees
Charles R. Schwab	$10,001- $50,000	None	Over $100,000	Over $100,000	$50,000- $100,000	Over $100,000	Over $100,000
Walt Bettinger	None	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	$50,001- $100,000
William Hasler	None	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	None	None	Over $100,000
Michael W. Wilsey	Over $100,000	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	$10,001- $50,000	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None

Dollar Range of Trustee Ownership
	of each Fund in Schwab Capital Trust							Aggregate Dollar
	Schwab	Schwab	Schwab		Schwab	Schwab	Schwab	Range of Trustee
	MarketTrack	MarketTrack	International	Schwab	Target	Target	Target	Ownership in the
	Balanced	Conservative	Core Equity	Balanced	2010	2015	2020	Family of Investment
Name of Trustee	Portfolio	Portfolio	Fund	Fund	Fund	Fund	Fund	Companies

Interested Trustees
Charles R. Schwab	None	None	None	None	None	None	None	Over $100,000
Walt Bettinger	None	None	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	None	$50,001- $100,000
William Hasler	None	None	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None	None

Dollar Range of Trustee Ownership
of the Funds in Schwab Capital Trust
					Schwab	Schwab	Schwab
					Monthly	Monthly	Monthly	Aggregate Dollar
	Schwab	Schwab	Schwab	Schwab	Income	Income	Income	Range of Trustee
	Target	Target	Target	Target	Fund	Fund	Fund	Ownership in the
	2025	2030	2035	2040	Moderate	Enhanced	Maximum	Family of Investment
Name of Trustee	Fund	Fund	Fund	Fund	Payout	Payout	Payout	Companies

Interested Trustees
Charles R. Schwab	None	None	None	None	None	None	None	Over $100,000
Walt Bettinger	None	None	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	None	$50,001- $100,000
William Hasler	None	None	None	None	None	None	None	Over $100,000
Gerald B. Smith	None	None	None	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None	None

Dollar Range of Trustee Ownership
of each Fund in Schwab Capital Trust
Schwab
				Funda-			Schwab
			Schwab	mental	Schwab	Schwab	Funda-	Aggregate
			Funda-	International	Funda-	Funda-	mental	Dollar Range
	Laudus	Laudus	mental	Small-	mental US	mental US	International	of Trustee
	Small-Cap	International	Emerging	Mid	Large	Small-Mid	Large	Ownership in
	Market-	Market-	Markets	Company	Company	Company	Company	the Family of
	Masters	Masters	Index	Index	Index	Index	Index	Investment
Name of Trustee	Fundtm	Fundtm	Fund	Fund	Fund	Fund	Fund	Companies

Interested Trustees
Charles R. Schwab	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Walt Bettinger	$1- $10,000	None	None	None	None	$1-$10,000	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	None	$50,001- $100,000
William Hasler	None	$50,001- $100,000	None	None	$10,001- $50,000	None	None	Over $100,000
Gerald B. Smith	None	$50,001- $100,000	None	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None	None

Officers of the Funds

The table below provides information regarding the Trusts’ officers. The mailing address for each of the officers is c/o CSIM, 211 Main Street, San Francisco, California 94105.

Name of Officer, Year of Birth, and
Position(s) with the Trust;
(Term of Office and Length
of Time Served(1))	Principal Occupation(s) During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of each Trust since 2007)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of each Trust since 2004)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc. From December 1999 to November 2004, Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of each Trust since 1998)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust. Through June 2007, Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust.

Jeffrey M. Mortimer 1963 Senior Vice President and Chief Investment Officer — Equities and Fixed Income (Officer of each Trust since 2004)	Senior Vice President and Chief Investment Officer — Equities & Fixed Income, Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

(1)	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she earlier dies, resigns, is removed or becomes disqualified. Each of the other officers serves as determined by the Board.

AUDITOR SELECTION AND FEES

The Audit and Compliance Committee of each Trust has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered accounting firm for the Trusts. PwC has served in this capacity since 1990 for The Charles Schwab Family of Funds, 1991 for Schwab Investments, and 1993 for Schwab Capital Trust. PwC conducts annual audits of each Fund’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns and each Trust’s filings with the SEC, and consults with the Trusts as to matters of accounting and federal and state taxation. A representative of PwC will be available by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Audit Fees

The aggregate fees billed by PwC for the audit of the Funds’ annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were:

Trust	Fiscal Year End	Fees

The Charles Schwab Family of Funds	12/31/08	$420,235
	12/31/07	$374,750
Schwab Investments	8/31/09	$396,411	(1)
	8/31/08	$379,810	(2)
Schwab Capital Trust	10/31/08	$1,207,707	(3)
	10/31/07	$943,025

(1)	Includes audit fees for the February 28, 2009 fiscal year end of Schwab Global Real Estate Fund and the October 31, 2008 fiscal year end of Schwab 1000 Index Fund.

(2)	Includes audit fees for the February 28, 2008 fiscal year end of Schwab Global Real Estate Fund and the October 31, 2007 fiscal year end of the Schwab 1000 Index Fund.

(3)	Includes audit fees for the December 31, 2008 fiscal year end of each of Schwab Monthly Income Fund — Moderate Payout, Schwab Monthly Income Fund — Enhanced Payout and Schwab Monthly Income Fund — Maximum Payout. These Funds commenced operations on March 28, 2008.

Audit-Related Fees

“Audit-Related” fees include review of tax provisions as part of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees

The Charles Schwab Family of Funds	12/31/08	$31,454
	12/31/07	$29,119
Schwab Investments	8/31/09	$29,163	(1)
	8/31/08	$28,041	(2)
Schwab Capital Trust	10/31/08	$86,911	(3)
	10/31/07	$60,057

(1)	Includes audit-related fees for the February 28, 2009 fiscal year end of Schwab Global Real Estate Fund and the October 31, 2008 fiscal year end of Schwab 1000 Index Fund.

(2)	Includes audit-related fees for the February 28, 2008 fiscal year end of Schwab Global Real Estate Fund and the October 31, 2007 fiscal year end of Schwab 1000 Index Fund.

(3)	Includes audit-related fees for the December 31, 2008 fiscal year end of each of Schwab Monthly Income Fund — Moderate Payout, Schwab Monthly Income Fund — Enhanced Payout and Schwab Monthly Income Fund — Maximum Payout. These Funds commenced operations on March 28, 2008.

Tax Fees

“Tax” fees include preparation and review of tax returns. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees(1)

The Charles Schwab Family of Funds	12/31/08	$35,776
	12/31/07	$33,120
Schwab Investments	8/31/09	$30,888	(2)
	8/31/08	$29,700	(3)
Schwab Capital Trust	10/31/08	$95,808	(4)
	10/31/07	$68,760

(1)	While the fees for preparation and review of tax returns shown above were performed on behalf of the Funds, those fees were not an expense of the Funds because they were paid for by Schwab.

(2)	Includes tax fees for the February 28, 2009 fiscal year end of Schwab Global Real Estate Fund and the October 31, 2008 fiscal year end of Schwab 1000 Index Fund.

(3)	Includes tax fees for the February 28, 2008 fiscal year end of Schwab Global Real Estate Fund and the October 31, 2007 fiscal year end of Schwab 1000 Index Fund.

(4)	Includes tax fees for the December 31, 2008 fiscal year end of each of Schwab Monthly Income Fund — Moderate Payout, Schwab Monthly Income Fund — Enhanced Payout and Schwab Monthly Income Fund — Maximum Payout. These Funds commenced operations on March 28, 2008.

All Other Fees

“All Other” fees include attestation in connection with Section 15(c) board reporting under the Investment Company Act of 1940 and represent fees not included in “audit fees”, “audit-related fees” and “tax fees”. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees

The Charles Schwab Family of Funds	12/31/08	$5,714
	12/31/07	$6,579
Schwab Investments	8/31/09	$4,478	(1)
	8/31/08	$4,286	(2)
Schwab Capital Trust	10/31/08	$14,285	(3)
	10/31/07	$13,158

(1)	Includes “All Other” fees for the February 28, 2009 fiscal year end of Schwab Global Real Estate Fund and the October 31, 2008 fiscal year end of Schwab 1000 Index Fund.

(2)	Includes “All Other” fees for the February 28, 2008 fiscal year end of Schwab Global Real Estate Fund and the October 31, 2007 fiscal year end of Schwab 1000 Index Fund.

(3)	Includes “All Other” fees for the December 31, 2008 fiscal year end of each of Schwab Monthly Income Fund — Moderate Payout, Schwab Monthly Income Fund — Enhanced Payout and Schwab Monthly Income Fund — Maximum Payout. These Funds commenced operations on March 28, 2008.

Pre-Approval Policies and Procedures

The Trusts do not have pre-approval policies and procedures as described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.

Non-Audit Services

In the fiscal years included in the tables above, PwC did not provide any non-audit services to the Trusts except for the aggregate amount included in the tables above under “audit-related fees”, “tax fees” and “all other fees”. In the fiscal years shown in the tables above, PwC did not provide any non-audit services, or any other services that would be included in the tables for “audit fees”, “audit-related fees”, “tax fees” or “all other fees” to CSIM, CSC, Schwab, or other entities under CSC’s common control that provide ongoing services to the Funds.

INFORMATION ABOUT THE PROXY AND SPECIAL MEETING

Quorum Requirement

To take action on the proposal to elect trustees, a quorum (a majority of shares entitled to vote on the proposal) must be present in person or by proxy.

If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting with respect to a Trust will require the affirmative vote of a majority of those shares of the Funds of the Trust present at the meeting in person or by proxy.

Votes Required to Elect Trustees

Shareholders of all Funds and share classes within each Trust will vote together for the election of the trustees of that Trust (a list of the Funds and the Trusts is included in Appendix A). To be elected as a trustee of a Trust, each nominee must receive the affirmative vote of the holders of a plurality of the outstanding voting shares of that Trust. This means that, with respect to each Trust, the nine nominees receiving the highest number of affirmative votes cast by the shareholders of that Trust at the meeting will be elected.

Voting Rights

As a shareholder, you are entitled to one vote for each full share of a Fund outstanding as of the close of business on the record date and a proportionate fractional vote for each fractional share held.

Revoking a Proxy

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the meeting,

•	voting by telephone or on the Internet before 9:00 p.m. (Pacific Time) on December 13, 2009, or

•	voting at the meeting.

Signing a Proxy Without Specifying Voting Instructions

If you sign the proxy without giving instructions how to vote, your proxy will be voted:

•	for the election of each of the nine nominees as trustees, and

•	according to the best judgment of the persons named as proxies for any other matters coming before the meeting.

Unvoted Shares

Abstentions and broker non-votes will be counted in determining a quorum for the transaction of business at the special meeting. A broker “non-vote” on a proposal results from a proxy submitted by a broker that does not indicate a vote for the proposal because the broker declined to vote on the particular matter and the broker’s customer did not send the broker instructions on how to vote on the proposal. For purposes of the proposal scheduled to be presented at the special meeting, abstentions and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on this proposal.

Brokerage firms have authority to vote clients’ unvoted shares on some “routine” matters. When a brokerage firm votes its clients’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. The proposal to elect directors is considered a routine matter.

As a brokerage firm, Schwab may vote its clients’ unvoted shares on routine matters. However, as an affiliate of the investment adviser to the Funds, when it is voting on a Fund proposal, it can vote unvoted shares held in brokerage accounts only in the same proportion as all other shareholders vote.

If you have an investment adviser, your investment adviser may be able to vote your shares depending on the terms of your agreement with your investment adviser.

Other Business

We know of no business other than the proposal contained in this proxy statement to be considered at the meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then the persons named as proxies will vote your shares on those matters according to their best judgment.

Proxy Solicitation

Each Fund has retained D.F. King, a proxy solicitation firm, at an estimated total cost to the Fund Complex of $30,000, to assist in the solicitation of proxies. Each Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with solicitation costs based on the net assets of the Fund.

As described in the Funds’ prospectuses, CSIM and/or Schwab have agreed to waive fees and/or reimburse expenses of certain Funds through a specified period of time when the net operating expenses of these Funds reach a certain percentage of the Fund’s daily net assets. For purposes of the fee waiver and/or reimbursement, net operating expenses do not include interest, taxes, and certain non-routine expenses. As non-routine expenses, expenses related to this proxy solicitation and the preparation and distribution of the proxy statement will be excluded from the calculations of each Fund’s total operating expenses for purposes of CSIM’s and Schwab’s fee waiver and/or reimbursement obligations.

In addition to the solicitation of proxies by mail, officers of the Trusts, officers and employees of CSIM and Schwab, the Funds’ distributor, also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.

Shareholder Proposals

The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must submit the proposal to the Fund within a reasonable period of time prior to that meeting. Proposals not received within a reasonable time before the proxy materials are printed and mailed will be considered untimely. None of the Funds currently plans to hold a meeting of shareholders in 2010.

Householding

“Householding” means that we deliver a single set of proxy materials to households with multiple shareholders, provided such shareholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple shareholders already may have provided their affirmative consent or given a general consent to householding. We will provide only one set of proxy materials to each such household, unless we receive contrary instructions.

We will promptly deliver separate copies of the proxy statement and annual report at the request of any shareholder who is in a household that participates in the householding of the Funds’ proxy materials. You may call (800) 967-5079 or send your request to Schwab Funds Proxy Statement Request, c/o D.F. King, 48 Wall Street, 22nd Floor, New York, New York 10005.

If you currently receive multiple copies of your Fund’s proxy materials and would like to participate in householding, please call (800) 435-4000.

Reports to Shareholders

Each Fund will furnish, without charge, copies of such Fund’s most recent annual and, if applicable, semi-annual reports to shareholders to any shareholder upon request. Each Fund’s annual and, if applicable, semi-annual reports to shareholders may be obtained from the applicable Trust by calling Schwab Funds at (800) 435-4000, by the Internet: http://www.schwab.com/schwabfunds, or by writing to the Funds at 211 Main Street, San Francisco, California 94105.

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 14, 2009

The proxy statement for this meeting is available at www.proxyvote.com.

INFORMATION REGARDING THE SCHWAB FUNDS

Investment Adviser and Administrator

CSIM, 211 Main Street, San Francisco, California 94105 serves as the investment adviser and administrator to all of the Trusts’ Funds. CSIM is a wholly-owned subsidiary of CSC. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of CSC. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of CSC and its subsidiaries.

Investment Sub-Advisers

The Laudus MarketMasters Funds employ investment sub-advisers as listed below:

Laudus U.S. Small-Cap MarketMasters Fund: TAMRO Capital Partners, LLC, 1660 Duke Street, Suite 200, Alexandria, Virginia 22314; TCW Investment Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017; Tocqueville Asset Management LP, 40 W. 57th St., New York, New York 10019; and Neuberger Berman Management, Inc., 605 Third Ave., New York, New York 10158.

Laudus International MarketMasters Fund: American Century Global Investment Management, Inc., 666 Third Ave., New York, New York 10158; Harris Associates LP, 2 North Lasalle St., Suite 500, Chicago, Illinois 60602; William Blair & Company, LLC, 222 West Adams Street, Chicago, Illinois 60606; Mondrian Investment Partners Limited, Fifth Floor, 10 Gresham St., London EC2V 7 JD, United Kingdom; and Wentworth, Hauser & Violich, 301 Battery Street, Suite 400, San Francisco, California 94111.

Custodians

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109 serves as custodian for the following Funds:

Schwab Large-Cap Growth Fund	Schwab MarketTrack Conservative Portfolio
Schwab Dividend Equity Fund	Schwab Target 2010 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2015 Fund
Schwab Financial Services Fund	Schwab Target 2020 Fund
Schwab Health Care Fund	Schwab Target 2025 Fund
Schwab S&P 500 Index Fund	Schwab Target 2030 Fund
Schwab Small-Cap Index Fund	Schwab Target 2035 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2040 Fund
Schwab International Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental Emerging Markets Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental International Small-Mid Company Index Fund
Schwab MarketTrack Balanced Portfolio

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the remaining Funds not listed above (a complete list is contained in Appendix A).

Distributor

Schwab serves as distributor for each of the Funds.

Record or Beneficial Ownership

As of October 2, 2009, Charles R. Schwab owned than more than 1% but less than 5% of the following classes of shares of each of the following Funds: Schwab Tax-Free YieldPlus Fund (1.53%), Schwab Fundamental

U.S. Large Company Index Fund, Select Shares (1.05%), Schwab Fundamental International Large Company Index Fund, Institutional Shares (2.49%), Schwab Fundamental U.S. Small-Mid Company Index Fund, Select Shares (1.51%), Schwab Hedged Equity Fund (1.25%) and Schwab Monthly Income Fund — Enhanced Payout (1.31%). Except as set forth in the previous sentence, each of the trustees and executive officers of the Funds, and collectively as a group, own less than 1% of each class of shares of each of the Funds.

To the knowledge of each Trust, persons with record and/or beneficial ownership, including Charles R. Schwab, of more than 5% of any class of shares of a Fund as of October 2, 2009 are included in Appendix C.

APPENDIX A

Funds and Outstanding Shares as of September 21, 2009

		Outstanding
Fund	Class	Shares(1)

The Charles Schwab Family of Funds
Money Market Fund	Sweep Shares	14,180,166,823.580
Value Advantage Money Fund	Investor Shares	27,856,676,295.250
Value Advantage Money Fund	Select Shares	4,863,206,830.519
Value Advantage Money Fund	Institutional Shares	3,533,457,405.089
Value Advantage Money Fund	Institutional Prime Shares	2,371,540,870.164
Retirement Advantage Money Fund		985,372,153.496
Investor Money Fund		1,989,430,378.493
Government Money Fund	Sweep Shares	14,373,205,995.080
U.S. Treasury Money Fund	Sweep Shares	21,072,964,804.700
Municipal Money Fund	Sweep Shares	10,346,540,177.480
Municipal Money Fund	Select Shares	1,739,269,604.539
Municipal Money Fund	Value Advantage Shares	2,544,103,094.795
Municipal Money Fund	Institutional Shares	4,388,792,946.406
California Municipal Money Fund	Sweep Shares	2,631,701,591.242
California Municipal Money Fund	Value Advantage Shares	5,468,782,320.450
New York AMT Tax-Free Money Fund	Sweep Shares	1,678,567,917.370
New York AMT Tax-Free Money Fund	Value Advantage Shares	1,069,529,639.163
AMT Tax-Free Money Fund	Sweep Shares	2,972,558,917.310
AMT Tax-Free Money Fund	Value Advantage Shares	2,557,127,214.716
California AMT Tax-Free Money Fund	Value Advantage Shares	487,421,037.039
Massachusetts AMT Tax-Free Money Fund	Sweep Shares	475,157,359.170
Pennsylvania Municipal Money Fund	Sweep Shares	520,987,813.190
New Jersey AMT Tax-Free Money Fund	Sweep Shares	759,062,949.080
Cash Reserves	Sweep Shares	30,972,280,071.870
Advisor Cash Reserves	Sweep Shares	6,046,826,996.030
Advisor Cash Reserves	Premium Sweep Shares	14,313,651,218.960

Total		182,418,547,710.209

Schwab Investments
1000 Index Fund		139,318,693.950
YieldPlus Fund		44,795,138.932
Short-Term Bond Market Fund		28,935,655.692
Total Bond Market Fund		102,626,767.323
GNMA Fund		29,180,987.703
Tax-Free YieldPlus Fund		5,409,033.660
Tax-Free Bond Fund		23,707,069.012
California Tax-Free YieldPlus Fund		10,352,897.741
California Tax-Free Bond Fund		32,661,867.406
Inflation Protected Fund		28,244,829.510
Global Real Estate Fund	Investor Shares	9,144,165.210

		Outstanding
Fund	Class	Shares(1)

Global Real Estate Fund	Select Shares	15,124,669.964
Premier Income Fund		27,711,609.553

Total		497,213,385.660

Schwab Capital Trust
S&P 500 Index Fund		532,573,837.973
Small-Cap Index Fund		75,131,037.052
Total Stock Market Index Fund		65,474,928.185
International Index Fund		83,463,343.702
Premier Equity Fund	Investor Shares	21,007,564.335
Premier Equity Fund	Select Shares	44,697,560.334
Large-Cap Growth Fund	Investor Shares	7,328,154.800
Large-Cap Growth Fund	Select Shares	45,980,568.325
Core Equity Fund		115,413,529.302
Dividend Equity Fund	Investor Shares	39,917,544.576
Dividend Equity	Select Shares	79,044,825.627
Small-Cap Equity Fund	Investor Shares	10,740,820.803
Small-Cap Equity Fund	Select Shares	7,558,090.551
Hedged Equity Fund	Investor Shares	4,351,647.749
Hedged Equity Fund	Select Shares	19,877,739.189
Financial Services Fund		7,566,250.218
Health Care Fund		33,154,688.378
Balanced Fund		8,618,270.552
Laudus Small-Cap MarketMasters Fund	Investor Shares	6,943,951.582
Laudus Small-Cap MarketMasters Fund	Select Shares	30,601,779.619
Laudus International MarketMasters Fund	Investor Shares	62,972,960.310
Laudus International MarketMasters Fund	Select Shares	41,597,093.242
MarketTrack All-Equity Portfolio		46,982,680.166
MarketTrack Growth Portfolio	Investor Shares	34,715,879.494
MarketTrack Growth Portfolio	P Shares	5,872,699.297
MarketTrack Balanced Portfolio		32,162,257.299
MarketTrack Conservative Portfolio	Investor Shares	14,873,157.785
Target 2010 Fund		8,015,460.197
Target 2015 Fund		1,627,720.474
Target 2020 Fund		20,289,910.232
Target 2025 Fund		2,604,856.399
Target 2030 Fund		19,841,264.753
Target 2035 Fund		2,189,946.347
Target 2040 Fund		16,028,402.296
Fundamental US Large Company Index Fund	Investor Shares	5,401,224.789
Fundamental US Large Company Index Fund	Select Shares	9,439,614.866
Fundamental US Large Company Index Fund	Institutional Shares	50,874,339.445
Fundamental US Small-Mid Company Index Fund	Investor Shares	2,979,690.702
Fundamental US Small-Mid Company Index Fund	Select Shares	3,569,906.261

		Outstanding
Fund	Class	Shares(1)

Fundamental US Small-Mid Company Index Fund	Institutional Shares	31,527,335.608
Fundamental International Large Company Index Fund	Investor Shares	3,989,427.239
Fundamental International Large Company Index Fund	Select Shares	4,885,742.229
Fundamental International Large Company Index Fund	Institutional Shares	25,243,219.875
Fundamental Emerging Markets Index Fund	Investor Shares	1,899,528.166
Fundamental Emerging Markets Index Fund	Select Shares	2,094,254.138
Fundamental Emerging Markets Index Fund	Institutional Shares	8,462,861.309
Fundamental International Small-Mid Company Index Fund	Investor Shares	1,010,458.616
Fundamental International Small-Mid Company Index Fund	Select Shares	1,128,492.503
Fundamental International Small-Mid Company Index Fund	Institutional Shares	2,655,423.347
Monthly Income Fund — Moderate Payout		1,400,514.741
Monthly Income Fund — Enhanced Payout		7,433,007.429
Monthly Income Fund — Maximum Payout		4,419,340.407
International Core Equity Fund	Investor Shares	3,304,914.232
International Core Equity Fund	Select Shares	1,497,667.904
International Core Equity Fund	Institutional Shares	514,514.423

Total		1,722,951,899.371

(1)	The number of outstanding shares represents the number of votes to which each Fund and/or share class is entitled.

APPENDIX B

GOVERNANCE COMMITTEE CHARTER

THE CHARLES SCHWAB FAMILY OF FUNDS,
SCHWAB INVESTMENTS,
SCHWAB CAPITAL TRUST
AND SCHWAB ANNUITY PORTFOLIOS

Adopted August 31, 2005, as amended through March 19, 2009

PURPOSE

The Governance Committee (the “Committee”) of the Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, each a Massachusetts business trust (the “Trusts”), assists the Board in fulfilling its oversight responsibilities by reviewing governance-related matters and recommending candidates to serve as trustees.

COMPOSITION AND MEMBERSHIP

The Committee shall be composed of at least three members of the Board. Members of the Committee shall not be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”). The Committee shall appoint one of its members to serve as its Chairman. Each member of the Committee shall serve until a successor is appointed.

AUTHORITY

The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this charter, including the authority to consult with counsel and/or to retain, at the Trusts’ expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

The Board has delegated authority to the Committee to perform the activities set forth herein. Unless otherwise required by law, any decisions of the Committee shall be deemed to be recommendations to the Board and shall not be binding upon the Board or the Trusts. While the Committee has the responsibilities and powers set forth in this charter, this charter shall not be read to impose on the Committee or any member thereof any duty to take any action or supervise any activity of any Trust not otherwise specifically imposed by applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally.

MEETINGS

The Committee shall meet at such times and with such frequency as is deemed necessary or appropriate by the Committee.

RESPONSIBILITIES

The responsibilities of the Committee include, but are not limited to, the following:

Governance-Related Matters

1.	To review the composition and size of the Board to assure that the proper skills and experience are represented on the Board;

2.	To recommend policies regarding retirement and term limits of trustees;

3.	To plan and administer the Board’s self-evaluation process annually;

4.	To oversee the selection of the Trusts’ legal counsel and independent legal counsel to the Independent Trustees, and to review reports from legal counsel regarding potential conflicts of interest;

5.	To review on a periodic basis the allocation of responsibilities and functions to each of the Board’s committees and to recommend any changes in such responsibilities and functions that the Committee deems necessary or appropriate;

6.	To review periodically Independent Trustee compensation and to recommend to the Board any changes the Committee may deem appropriate;

7.	To establish policies and guidelines (if any) for the training of the trustees;

8.	To review on a periodic basis the Trusts’ insurance programs and to recommend to the Board any changes it may deem appropriate;

Board Candidates and Nominees

9.	To evaluate and nominate candidates to serve as trustees;

10.	To set any appropriate standards or qualifications for service as a trustee;

11.	To establish procedures for the consideration and evaluation of candidates to serve as trustees;

Miscellaneous

12.	To review this charter periodically and recommend any changes to the Board;

13.	To consider such other matters pertinent to the Committee’s purposes as the Committee deems necessary or appropriate; and

14.	To report its activities to the Board on a periodic basis and to make such determinations or recommendations with respect to the foregoing matters as the Committee may deem appropriate.

Appendix C

Beneficial/Record Ownership as of October 2, 2009

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

The Charles Schwab Family of Funds

Schwab Value Advantage Money Fund — Institutional Prime Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,231,389,419.854 Record	96%

	SCHWAB CHARITABLE FUND SCF//MONEY MARKET POOL 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	203,370,955.190 Beneficial	9	%(1)

	SAGINAW CHIPPEWA INDIAN TRIBE FUTURE SECURITY ACCOUNT MOUNT PLEASANT MI	257,699,317.090 Beneficial	11	%(1)

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	209,745,209.840 Record	9	%(1)

Schwab Value Advantage Money Fund — Investor Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	27,098,157,757.503 Record	99%

Schwab Municipal Money Fund — Value Advantage Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,377,781,831.652 Record	100%

Schwab California Municipal Money Fund — Value Advantage Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,524,521,165.088 Record	100%

Schwab New York AMT Tax-Free Money Fund — Value Advantage Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,036,509,943.863 Record	100%

Schwab Retirement Advantage Money Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,004,519,523.797 Record	100%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	890,178,829.362 Record	89	%(1)

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab Investor Money Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,963,865,526.347 Record	100%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	561,203,353.616 Record	29	%(1)

Schwab Value Advantage Money Fund — Institutional Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,468,921,999.396 Record	99%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	535,782,853.521 Record	15	%(1)

Schwab Value Advantage Money Fund — Select Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,738,552,760.259 Record	100%

Schwab Municipal Money Fund — Institutional Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,354,173,261.556 Record	100%

Schwab Municipal Money Fund — Select Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,742,549,753.269 Record	100%

Schwab AMT Tax-Free Money Fund — Value Advantage Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,474,262,807.921 Record	100%

Schwab California AMT Tax-Free Money Fund — Value Advantage Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	465,746,106.119 Record	100%

Schwab Money Market Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,235,142,046.970 Record	100%

Schwab Government Money Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,344,423,604.050 Record	100%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab U.S. Treasury Money Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20,698,019,022.050 Record	100%

Schwab Municipal Money Fund — Sweep Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,240,272,555.040 Record	100%

Schwab California Municipal Money Fund — Sweep Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,399,611,332.430 Record	100%

Schwab Pennsylvania Municipal Money Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	522,796,315.320 Record	100%

Schwab AMT Tax-Free Money Fund — Sweep Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,916,817,917.810 Record	100%

Schwab Massachusetts AMT Tax-Free Money Fund — Sweep Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	460,748,582.050 Record	100%

Schwab New Jersey AMT Tax-Free Money Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	737,654,437.650 Record	100%

Schwab New York AMT Tax-Free Money Fund — Sweep Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,722,555,869.490 Record	100%

Schwab Cash Reserves	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	31,171,139,751.880 Record	100%

Schwab Advisor Cash Reserves — Sweep Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,962,364,635.040 Record	100%

Schwab Advisor Cash Reserves — Premier Sweep Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,085,470,443.580 Record	100%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab Investments

Schwab California Tax-Free Bond Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	32,123,630.299 Record	96%

Schwab Tax-Free Bond Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24,237,443.215 Record	98%

Schwab Short-Term Bond Market Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28,313,687.585 Record	97%

Schwab Total Bond Market Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	101,827,966.144 Record	99%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5,346,246.563 Record	5	%(1)

	SCHWAB MARKETTRACK GROWTH PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9,822,990.639 Beneficial	10	%(1)

	SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11,124,765.708 Beneficial	11	%(1)

	SCHWAB MARKETTRACK BALANCED PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16,951,503.435 Beneficial	17	%(1)

Schwab YieldPlus Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	42,903,164.941 Record	97%

Schwab GNMA Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30,309,534.839 Record	98%

Schwab Tax-Free YieldPlus Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,296,582.169 Record	98%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab California Tax-Free YieldPlus Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,164,962.915 Record	98%

	C SCHWAB & H SCHWAB TTEE THE CHARLES & HELEN SCHWAB LIV U/A DTD 11/22/1985 PO BOX 192861 SAN FRANCISCO CA 94105	1,002,906.716 Beneficial	10	%(1)

Schwab Inflation Protected Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28,211,137.904 Record	99%

Schwab Global Real Estate Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24,267,092.041 Record	99%

	SCHWAB TARGET 2040 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,369,599.201 Beneficial	6	%(1)

	SCHWAB TARGET 2020 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,461,134.673 Beneficial	6	%(1)

	SCHWAB TARGET 2030 FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,567,849.285 Beneficial	6	%(1)

Schwab Premier Income Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28,394,938.566 Record	99%

	SCH MONTHLY INCM FD — MAXIMUM PAYOUT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,510,262.231 Beneficial	5	%(1)

	SCH MONTHLY INCM FD — ENHANCED PAYOUT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,092,680.585 Beneficial	7	%(1)

Schwab Capital Trust

Schwab Fundamental Emerging Markets Index Fund — Investor	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,835,275.199 Record	96%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	368,993.578 Record	19	%(1)

Schwab Fundamental Emerging Markets Index Fund — Select	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,021,581.497 Record	94%

Schwab Fundamental Emerging Markets Index Fund — Institutional	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,648,541.370 Record	53%

	WELLS FARGO BANK NA FBO J M BINGER IRREVOCABLE TRUST PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,389,258.451 Record	15%

	WELLS FARGO BANK NA FBO WLM APPT TR FBO MEGHAN M BROWN PO BOX 1533 MINNEAPOLIS MN 55480-1533	467,536.237 Record	5%

	WELLS FARGO BANK NA FBO WLM APPT TR FBO BENJAMEN M BINGER PO BOX 1533 MINNEAPOLIS MN 55480-1533	467,536.237 Record	5%

	WELLS FARGO BANK NA FBO WLM APPT TR FBO ERIKA L BINGER PO BOX 1533 MINNEAPOLIS MN 55480-1533	467,536.237 Record	5%

Schwab Fundamental International Small-Mid Company Index Fund — Investor	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	877,546.350 Record	85%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	158,314.768 Record	15	%(1)

	AMERITRADE INC FBO 995-0065291 PO BOX 2226 OMAHA NE 68103-2226	64,385.037 Record	6%

Schwab Fundamental International Small-Mid Company Index Fund — Select	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,085,602.578 Record	92%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

	CUMBERLAND TR & INVEST CO TT JIM MCGEHEE CHARITABLE TRUST U/A DTD 12/28/2001 NASHVILLE TN	74,092.853 Beneficial	6	%(1)

Schwab Fundamental International Small-Mid Company Index Fund — Institutional	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,500,531.339 Record	55%

	WELLS FARGO BANK NA FBO J M BINGER IRREVOCABLE TRUST PO BOX 1533 MINNEAPOLIS MN 55480-1533	468,948.035 Record	17%

	WELLS FARGO BANK NA FBO WLM APPT TR FBO BENJAMEN M BINGER PO BOX 1533 MINNEAPOLIS MN 55480-1533	155,259.823 Record	5%

	WELLS FARGO BANK NA FBO WLM APPT TR FBO ERIKA L BINGER PO BOX 1533 MINNEAPOLIS MN 55480-1533	155,259.823 Record	5%

	WELLS FARGO BANK NA FBO WLM APPT TR FBO MEGHAN M BROWN PO BOX 1533 MINNEAPOLIS MN 55480-1533	155,259.823 Record	5%

Schwab Fundamental US Large Company Index Fund — Investor	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,892,332.508 Record	90%

Schwab Fundamental US Large Company Index Fund — Select	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8,963,211.059 Record	94%

Schwab Fundamental US Large Company Index Fund — Institutional	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	53,975,620.106 Record	74%

	NORTHWEST SAVINGS BANK ATTN: TRUST DEPARTMENT LIBERTY STREET/SECOND AVENUE PO BOX 128 WARREN PA 16365-0128	7,751,971.694 Record	10%

Schwab Fundamental US Small-Mid Company Index Fund — Investor	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,718,960.790 Record	91%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab Fundamental US Small-Mid Company Index Fund — Select	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,439,631.632 Record	93%

Schwab Fundamental US Small-Mid Company Index Fund — Institutional	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28,049,564.320 Record	88%

Schwab Fundamental International Large Company Index Fund — Investor	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,678,968.615 Record	92%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	708,726.847 Record	18	%(1)

Schwab Fundamental International Large Company Index Fund — Select	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,470,377.498 Record	91%

Schwab Fundamental International Large Company Index Fund — Institutional	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18,915,468.355 Record	75%

	WELLS FARGO BANK NA FBO J M BINGER IRREVOCABLE TRUST PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,868,373.884 Record	7%

	SCHWAB CHARITABLE FUND SCF//INTERNATIONAL EQUITY INDEX POOL 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,303,426.900 Beneficial	17	%(1)

Schwab MarketTrack All Equity Portfolio	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	46,416,053.096 Record	98%

Schwab MarketTrack Growth Portfolio	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	34,471,454.823 Record	98%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	3,691,116.878 Record	11	%(1)

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab MarketTrack Growth Portfolio — P Shares	SCHWAB CHARITABLE FUND SCF//GROWTH POOL 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,848,871.443 Beneficial	100%

Schwab MarketTrack Balanced Portfolio	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	31,674,639.126 Record	98%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	6,667,914.708 Record	21	%(1)

Schwab MarketTrack Conservative Portfolio	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,756,221.154 Record	98%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	2,970,881.189 Record	20	%(1)

Schwab Balanced Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8,448,525.996 Record	98%

Laudus Small-Cap MarketMasters Fund — Investor Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6,726,106.837 Record	97%

Laudus Small-Cap MarketMasters Fund — Select Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	29,652,296.606 Record	96%

	SCHWAB BALANCED FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,576,579.960 Beneficial	5	%(1)

Laudus International MarketMasters Fund — Investor Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	47,349,088.585 Record	75%

	US BANK FBO OAP — PRIVATE ASSET (CASH) PO BOX 1787 MILWAUKEE WI 53201-1787	7,652,383.536 Record	12%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,741,267.564 Record	5%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	4,172,856.966 Record	7	%(1)

Laudus International MarketMasters Fund — Select Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	27,867,294.722 Record	66%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	5,817,257.231 Record	13%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	2,849,499.661 Record	7	%(1)

	KANSAS POSTSECONDARY EDUCATION SAVINGS PROGRAM ATTN: AMERICAN CENTURY INV MGMT INC FUND 695 4500 MAIN ST KANSAS CITY MO 64111-1816	2,289,310.001 Beneficial	5	%(1)

	KANSAS POSTSECONDARY EDUCATION SAVINGS PROGRAM ATTN: AMERICAN CENTURY INV MGMT INC FUND 694 4500 MAIN ST KANSAS CITY MO 64111-1816	2,340,068.052 Beneficial	5	%(1)

Schwab Total Stock Market Index Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	64,426,471.505 Record	98%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5,648,692.671 Record	9	%(1)

Schwab Core Equity Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	116,886,777.907 Record	94%

Schwab S&P 500 Index Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	525,246,930.289 Record	98%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	162,706,472.723 Record	30	%(1)

Schwab 1000 Index Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	136,523,371.020 Record	98%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	8,466,824.281 Record	6	%(1)

Schwab Small-Cap Index Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	74,309,381.419 Record	98%

	SCHWAB MARKETTRACK BALANCED PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,142,186.292 Beneficial	6	%(1)

	SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,422,151.004 Beneficial	10	%(1)

	SCHWAB MARKETTRACK GROWTH PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,583,652.146 Beneficial	10	%(1)

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	6,080,272.941 Record	8	%(1)

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab International Index Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	82,653,209.726 Record	98%

	CHARLES SCHWAB TRUST COMPANY DCC&S FBO SAME DAY EXCHANGE FSI2 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5,845,102.595 Record	7	%(1)

	SCHWAB MARKETTRACK BALANCED PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,005,229.665 Beneficial	5	%(1)

	SCHWAB MARKETTRACK GROWTH PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,310,145.203 Beneficial	9	%(1)

	SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8,591,356.929 Beneficial	10	%(1)

Schwab Financial Services Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6,700,153.229 Record	89%

Schwab Health Care Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30,020,187.666 Record	91%

Schwab Hedged Equity Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20,596,479.157 Record	85%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,752,915.771 Record	11%

	CHARLES SCHWAB & CO INC FBO SEI FINL ADVISORS #2039 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,483,793.103 Record	6	%(1)

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab Small-Cap Equity Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17,706,922.758 Record	97%

	SCHWAB TARGET 2040 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,041,126.575 Beneficial	6	%(1)

	SCHWAB TARGET 2030 FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,217,359.191 Beneficial	7	%(1)

Schwab Dividend Equity Fund — Investor Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	38,295,487.742 Record	96%

Schwab Dividend Equity Fund — Select Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	78,380,379.960 Record	98%

	SCHWAB CHARITABLE FUND SCF//LARGE CAP EQUITY MANAGED POOL 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,985,230.302 Beneficial	6	%(1)

Schwab Premier Equity Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	44,079,122.054 Record	98%

Schwab Large-Cap Growth Fund — Investor Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,177,252.147 Record	98%

Schwab Large-Cap Growth Fund — Select Shares	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	32,119,007.621 Record	99%

Schwab Monthly Income Fund — Moderate Payout	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,390,536.043 Record	99%

Schwab Monthly Income Fund — Enhanced Payout	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,420,383.274 Record	99%

Schwab Monthly Income Fund — Maximum Payout	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,552,825.324 Record	99%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab International Core Equity Fund — Investor	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,268,683.959 Record	99%

Schwab International Core Equity Fund — Select	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,477,501.552 Record	99%

Schwab International Core Equity Fund — Institutional	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	527,941.859 Record	99%

	RICHARD S. GAHN SAINT LOUIS MO	50,521.510 Beneficial	10	%(1)

	C SCHWAB & H SCHWAB TTEE THE CHARLES & HELEN SCHWAB LIV U/A DTD 11/22/1985 PO BOX 192861 SAN FRANCISCO CA 94104	100,000.000 Beneficial	19	%(1)

	HAROLD R MINCHEW IRA ROLLOVER SAVANNAH GA	100,000.000 Beneficial	19	%(1)

	CHARLES R SCHWAB TTEE THE CHARLES & HELEN SCHWAB LIV U/A DTD 11/22/1985 PO BOX 192861 SAN FRANCISCO CA 94104	207,296.137 Beneficial	39	%(1)

Schwab Target 2010 Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,921,238.976 Record	98%

Schwab Target 2015 Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,684,243.061 Record	97%

Schwab Target 2020 Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20,270,770.394 Record	99%

Schwab Target 2025 Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,673,940.603 Record	99%

Schwab Target 2030 Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	19,692,682.798 Record	98%

		Amount of Shares
		Held/Nature of	Percent
Title of Class	Name of Record or Beneficial Owner	Ownership	of Class

Schwab Target 2035 Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,251,808.797 Record	98%

Schwab Target 2040 Fund	CHARLES SCHWAB & CO FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16,105,327.793 Record	99%

(1)	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in this table. The shares held by the Charles Schwab Trust Company are held for the benefit of its customers.

LGL51479-00

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
VOTING OPTIONS
READ YOUR PROXY STATEMENT AND
HAVE IT AT HAND WHEN VOTING.
3 EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M17677-S50900	KEEP THIS PORTION FOR YOUR RECORDS

	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
The Board of Trustees recommends that you vote FOR each of the nominees listed below:		All Nominees	From All Nominees	Except
PROPOSAL: TO ELECT TRUSTEES FOR THE FUNDS

Nominees:		☐	☐	☐

01)	Charles R. Schwab
02)	Walter W. Bettinger II
03)	Mariann Byerwalter
04)	John F. Cogan
05)	William A. Hasler
06)	Gerald B. Smith
07)	Donald R. Stephens
08)	Joseph H. Wender
09)	Michael W. Wilsey
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
Please sign exactly as your name(s) appear on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders
to be held on December 14, 2009:
The proxy statement for this Meeting is available at www.proxyvote.com.

M17678-S50900

SCHWAB FUNDS
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS
[Insert Fund Name Here]
     The undersigned hereby appoint(s) Koji Felton, Christine Pierangeli and Carolyn Stewart, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of each such Fund to be held on December 14, 2009, at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California, at 8:30 a.m., Pacific time, and at any adjournments or postponements thereof.
     The undersigned acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Special Meeting.
     This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.